UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – February 12, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zipcode)

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Departure of Jeffrey T. Schlarbaum

On February 14, 2013, IEC Electronics Corp. (the “Company”) announced the departure of Jeffrey T. Schlarbaum, President of the Company, effective February 12, 2013. Mr. Schlarbaum joined the Company in 2004 and most recently served as its President.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On February 14, 2013, the Company issued a press release announcing the management change described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9 Financial Information and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1 Press Release issued by the Company on February 14, 2013

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: February 14, 2013	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release issued by the Company on February 14, 2013